UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       __________________________________


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 24, 2004

                                   __________


                        CROSS MEDIA MARKETING CORPORATION
             (Exact name of registrant as specified in its charter)




           Delaware                      0-25435                 13-4042921
(State or other jurisdiction of   (Commission file number)    (I.R.S. employer
 incorporation or organization)                              identification no.)




     c/o Getzler Henrich & Associates
       295 Madison Avenue, Suite 930
            New York, New York                                       10017
  (Address of principal executive offices)                         (Zip code)



       Registrant's telephone number, including area code: (212) 697-2400


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                 Section 1 -- Registrant's Business and Operations

Item 1.03.  Bankruptcy or Receivership

      The Third Amended Joint Plan (the "Plan") under Chapter 11 of the Bankruptcy Code of Cross Media Marketing Corporation ("Cross Media") and its wholly owned subsidiary, Media Outsourcing, Inc. ("Media Outsourcing" and together with Cross Media, the "Debtors"), was confirmed by the United States Bankruptcy Court for the Southern District of New York on May 24, 2004, and became effective on July 23, 2004 (the "Effective Date"). Capitalized terms used in this Current Report on Form 8-K but not defined in this report have the respective meanings assigned to them in the Plan, a copy of which is filed with this report as Exhibit 99.1.

      The Plan provides for the liquidation of the Debtors' accounts receivable, the sale or other disposition of the Debtors' remaining assets, and the distribution of the net proceeds of the Debtors' assets to creditors in order of their relative priority of distribution under the Bankruptcy Code or other agreements by creditors approved pursuant to the Plan. On the Effective Date, Media Outsourcing was merged with and into Cross Media, which will remain in existence for the limited purpose of implementing the Plan and making distributions to creditors as provided in the Plan.

      On the Effective Date, all issued and outstanding shares of equity securities of Cross Media were extinguished. The authorized capital stock of Reorganized Cross Media consists of one (1) share of common stock, par value $0.01. A Plan Administrator holds title to the sole share of common stock issued by Reorganized Cross Media and serves as the sole officer and sole director of Reorganized Cross Media. There are no shares of capital stock of Reorganized Cross Media reserved for future issuance in respect of claims and interests filed and allowed under the Plan. The Plan Administrator is responsible for implementing and administering the Plan, including making certain of the distributions to creditors, in accordance with the Plan, the Plan Administrator Agreement and applicable law.

      The Plan constitutes a single plan for the Debtors. The Plan provides for the sale or other disposition of all of the property of the Debtors' Estates and the distribution of the proceeds thereof in resolution of the outstanding claims against the Debtors. The Plan also provides for the transfer of the Debtors' Accounts Receivable, which constitute the Debtors' primary assets, into a newly formed limited liability company (such limited liability company, "Newco"). Newco is controlled by the Lenders and managed by entities chosen by the Lenders and reasonably acceptable to the Debtors, and in consultation with the Creditors' Committee, and is operating in accordance with the Plan, the Plan Supplement, the Confirmation Order, the Newco Charter Documents, and applicable law. The management of Newco is using their best efforts to promptly and diligently collect or otherwise reduce to cash the Accounts Receivable, and to remit the proceeds of the Accounts Receivable to the Lenders, and to the Unsecured Trust Administrator for distribution to unsecured creditors, as provided for in the Plan and the Plan Documents.

      Under the Plan, Claims against and Interests in the Debtors are classified into five classes: (1) Secured Claims; (2) Priority Non-Tax Claims; (3) Credit Facility Claims; (4) General Unsecured Claims; and (5) Subordinated Claims, and Interests arising under the Debtors' equity securities, including any options, warrants, rights to purchase, sell or subscribe for an ownership or other interest in respect of any equity security of the Debtors. Payments will also be made to holders of Administrative Claims and Priority Tax Claims, which are "unclassified".


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

      Below is a chart showing the treatment of claims and equity interests under the Plan. A claim must be allowed in order to be entitled to a distribution.


Class     Description    Impaired/
Number     of Class     Unimpaired       Treatment
--------  ------------  --------------   ---------------------------------
Class 1    Secured       Unimpaired      Each holder of a Secured Claim
           Claims                        will receive, except to the
                                         extent such holder has agreed
                                         otherwise, either (i) the
                                         Collateral securing such
                                         Allowed Secured Claim, (ii)
                                         Cash in an amount equal to the
                                         value of the Collateral, as of
                                         the Effective Date, securing
                                         such Allowed Secured Claim, or
                                         (iii) the net proceeds
                                         realized from the sale of any
                                         Collateral securing such
                                         Claim.

Class 2   Priority       Unimpaired      Each holder of a Priority
          Non-Tax                        Non-Tax Claim shall receive,
          Claims                         (a) Cash in an amount equal to
                                         such Priority Non-Tax Claim,
                                         or (b) equal annual Cash
                                         payments through the sixth
                                         anniversary of the date of
                                         assessment of such Priority
                                         Non-Tax Claim, in an aggregate
                                         amount equal to such Priority
                                         Non-Tax Claim, or (c) upon
                                         such other terms determined by
                                         the Bankruptcy Court to
                                         provide the holder of such
                                         Priority Non-Tax Claim
                                         deferred Cash payments having
                                         a value, as of the Effective
                                         Date, equal to such Priority
                                         Non-Tax Claim.

Class 3   Credit         Impaired        Each holder of a Credit
          Facility                       Facility Claim shall receive
          Claims                         its Ratable Proportion of (i)
                                         Net Available Cash, (ii) the
                                         Newco LLC Interests, and (iii)
                                         its rights to the Lenders
                                         Claim Percentage. Holders of
                                         Credit Facility Claims shall
                                         also receive a first priority
                                         lien on the stock of
                                         Reorganized Cross Media. On
                                         the Effective Date, holders of
                                         Credit Facility Claims were
                                         deemed to have waived any and
                                         all Claims other than Credit
                                         Facility Claims, including any
                                         Deficiency Claims,
                                         Administrative Claims or other
                                         Claims.

Class 4   General        Impaired        Each holder of a General
          Unsecured                      Unsecured Claim shall
          Claims                         receive its Ratable Proportion
                                         of the net cash proceeds, less
                                         any applicable reserves, of
                                         the following assets that
                                         shall be reallocated from
                                         holders of Credit Facility
                                         Claims to holders of General
                                         Unsecured Claims: (i) $200,000
                                         plus (ii) 7% of the gross
                                         proceeds of Accounts
                                         Receivable collected, sold or
                                         otherwise reduced to cash for
                                         the year 2004, and 9% of the
                                         gross proceeds of Accounts
                                         Receivable collected, sold or
                                         otherwise reduced to cash for
                                         the years 2005 and 2006, plus
                                         (iii) 9% of the Paymentech
                                         Reserve as of December 31,
                                         2003, the total reserve of
                                         which is estimated to be
                                         approximately $2.248 million,
                                         as such reserve is remitted to
                                         the Debtors or Reorganized
                                         Cross Media, plus (iv) the
                                         Avoidance Actions and Other
                                         Actions, and the proceeds, if
                                         any, of such actions.

Class 5   Equity         Impaired        Each holder of an Equity
          Interests and                  Interest or Subordinated Claim
          Subordinated                   shall receive no distribution
          Claims                         of property on account of such
                                         Equity Interest or
                                         Subordinated Claim. On the
                                         Effective Date, all Equity
                                         Interests in Cross Media were
                                         extinguished.


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

      The consolidated balance sheet of the Debtors, as of May 31, 2004, which was seven days after the confirmation of the Plan, is filed with this report as
Exhibit 99.2.


                  Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

(c)  Exhibits

Exhibit No.       Description
-----------       -----------

99.1              Debtors' Third Amended Joint Plan under Chapter 11 of the
                  Bankruptcy Code.

99.2              Debtors' Consolidated Balance Sheet, as of May 31, 2004.




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

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Cross Media Marketing Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    CROSS MEDIA MARKETING CORPORATION

                                    By: Getzler Henrich & Associates LLC,
                                          as Plan Administrator


Date: August __, 2004               By: /s/ Peter A. Furman
                                       -------------------------------
                                       Name:  Peter A. Furman
                                       Title: Managing Director



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


                                Index to Exhibits

Exhibit No.       Description
-----------       -----------

99.1              Debtors' Third Amended Joint Plan under Chapter 11 of the
                  Bankruptcy Code.

99.2              Debtors' Consolidated Balance Sheet, as of May 31, 2004.





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